# GUARANTY OF OBLIGATIONS

## (Suretyship)

To induce PIDC LOCAL DEVELOPMENT CORPORATION ("PIDC-LDC") to extend credit to or for the account of and for the benefit of PRWT COMSERV, INC., a Delaware Corporation, (hereinafter called "Borrower") the said extension of credit being evidenced by that certain Note ("Obligation") of even date herewith in the amount of Two Million Dollars and No Cents ($2,000,000.00) given to PIDC-LDC by Borrower, and for good and valuable consideration, the undersigned, intending to be legally bound, guarantees to PIDC-LDC and becomes surety for the prompt payment as and when due, whether at maturity or by acceleration or otherwise, of all sums due or to become due under the Obligation together with interest thereon and for all other sums paid by any holder of said Obligation to or on behalf of the Borrower pursuant to the terms thereof or of any mortgage or mortgages securing the same ("Guaranteed Indebtedness").

The undersigned hereby waives notice of the acceptance of this Guaranty and any notice of default by the Borrower, and consents and agrees that PIDC-LDC may at any time or from time to time in its discretion: (1) extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Guaranteed Indebtedness; (2) exchange, release, and/or surrender any collateral, or any part thereof, held by it as security for the Guaranteed Indebtedness; (3) sell, assign, or deliver any such collateral at public or private sale, without advertisement or notice to the undersigned, and PIDC-LDC may become the purchaser

thereof, freed and discharged of any equity of redemption and after deducting all costs and expenses of every kind for collection, sale or delivery, the proceeds of any such sale or sales may be applied by it upon any indebtedness or obligation of the Borrower whether or not payment thereof is guaranteed by the undersigned; (4) settle or compromise with the Borrower and/or any other person or persons liable thereon, all or any part of the Guaranteed Indebtedness; and/or subordinate the payment of said Guaranteed Indebtedness, or any part thereof, to the payment of any other debt or claims which may at any time be due or owing to PIDC-LDC and/or to any other person or corporation; and (5) take or refrain from taking such other actions as PIDC-LDC may in its sole discretion deem to be in its best interests with respect to the Guaranteed Indebtedness, the Borrower, its property, or with respect to any person or party liable for the Guaranteed Indebtedness; all in such manner and upon such terms as it may deem fit and without notice to or further assent from the undersigned, who hereby agrees to be and remain bound upon this Guaranty for the net balance of the Guaranteed Indebtedness, irrespective of the existence, value or condition of any collateral and notwithstanding any such change, exchange, settlement or compromise, surrender, release, renewal, extension or other action.

In addition to the Guaranteed Indebtedness and interest accrued thereon, the undersigned agrees to pay to the PIDC-LDC all collection costs, including reasonable attorney's fees, incurred by PIDC-LDC in collection proceedings on the Guaranteed Indebtedness

against the Borrower or any person, including any of the undersigned, primarily or secondarily liable thereon.

The undersigned agrees that no promises, representations, agreements, conditions or covenants have been made relating to this Guaranty other than those contained herein and that no modification of the terms hereof shall be binding on PIDC-LDC unless in writing signed by PIDC-LDC.

The undersigned further agrees to provide PIDC-LDC with such information pertaining to the undersigned's financial condition and in such form as PIDC-LDC may from time to time request, and in any event shall provide PIDC-LDC with annual financial statements within ninety (90) days after the end of each year, prepared by independent public accountants acceptable to PIDC-LDC and certified by the undersigned to be true and correct.

In case default shall be made under said Obligation, the undersigned hereby empowers any attorney of any court of record within the United States of America or elsewhere to appear for the undersigned and, with or without complaint filed, confess judgment or a series of judgments, so often as any such default shall be made, against the undersigned in favor of any holder thereof, as of any term, for the unpaid balance of the principal debt, additional loans or advances and all other sums paid by any holder thereof to or on behalf of the maker of said Obligation pursuant to the terms thereof, or of any mortgage or mortgages securing the same, together with interest thereon, costs of suit and an attorney's commission for collection of five percent (5%) of the total

indebtedness, on which judgment or judgments one or more executions may issue forthwith. The undersigned hereby forever waives and releases all errors in said proceedings, waives stay of execution, the right of inquisition and extension of time payment, agree to condemnation of any property levied upon by virtue of any such execution and waives all exemptions from levy and sale of any property that now is or hereafter may be exempted by law.

The undersigned acknowledges that the principal shareholders of the Borrower are the principal shareholders of the undersigned and that the Guaranteed Indebtedness will benefit the undersigned directly and indirectly.

These presents shall bind the undersigned and the undersigned's heirs, executors, administrators, and assigns and the benefits hereof shall inure to the payee of said Obligation, its successors and assigns. If executed by more than one person, this Obligation and the undertakings hereunder shall be joint and several. This Guaranty shall be governed by the laws of the Commonwealth of Pennsylvania.

WITNESS the due execution hereof this 3rd day of August 1999.

Attest: ______________________
Asst Secretary

PRWT SERVICES, INC.

By: ______________________
President